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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 March 27, 1997

                    EquiVantage Acceptance Corp. on behalf of EquiVantage Home Equity Loan Trust 1997-1
              (Exact Name of Registrant as Specified in its Charter)


      Delaware                       333-23141)             76-0448074)
(State of Incorporation)            (Commission             (I.R.S. Employer
                                    File Number             Identification No.

13111 Northwest Freeway)
Suite 301                                                    (77040)
Houston, Texas                                              (Zip Code)
(Address of Principal
Executive Offices)

      Registrant's telephone number, including area code: (713) 895-1957

                                     No Change
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        1.1. Underwriting Agreement dated March 14, 1997 between EquiVantage Acceptance Corp. and Prudential Securities Incorporated, as representative of the several Underwriters named therein.

        1.2. Guaranty of EquiVantage Inc. dated March 14, 1997 relating to performance of certain obligations of EquiVantage Acceptance Corp.

        4.1. Pooling and Servicing Agreement dated as of March 1, 1997 among EquiVantage Acceptance Corp., EquiVantage Inc. and Norwest Bank Minnesota, National Association.

        4.2. Surety Bond effective March 27, 1997 issued by Financial Guaranty Insurance Company relating to EquiVantage Home Equity Loan Trust 1997-1.

        4.3. Master Loan Transfer Agreement dated as of March 1, 1997 between EquiVantage Acceptance Corp. and EquiVantage Inc.

        4.4. Conveyance Agreement dated March 27, 1997 between EquiVantage Acceptance Corp. and EquiVantage Inc.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EQUIVANTAGE ACCEPTANCE CORP.

                                BY:            /S/ JOHN E. SMITH
                                     -----------------------------------------
                                               John E. Smith
                                               President

Dated: May 15, 1997

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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                  EXHIBIT
-------  ----------------------------------------------------------------------

1.1. Underwriting Agreement dated March 14, 1997 between EquiVantage Acceptance Corp. and Prudential Securities Incorporated, as representative of the several Underwriters named therein.

1.2. Guaranty of EquiVantage Inc. dated March 14, 1997 relating to performance of certain obligations of EquiVantage Acceptance Corp.

4.1. Pooling and Servicing Agreement dated as of March 1, 1997 among EquiVantage Acceptance Corp., EquiVantage Inc. and Norwest Bank Minnesota, National Association.

4.2. Surety Bond effective March 27, 1997 issued by Financial Guaranty Insurance Company relating to EquiVantage Home Equity Loan Trust 1997-1.

4.3. Master Loan Transfer Agreement dated as of March 1, 1997 between EquiVantage Acceptance Corp. and EquiVantage Inc.

4.4. Conveyance Agreement dated March 27, 1997 between EquiVantage Acceptance Corp. and EquiVantage Inc.


                                       4